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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 31, 2002
                                                           ------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)

           Nevada                    333-70496                  88-0396566
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  (State or other jurisdiction      (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)

         101 Convention Center Drive, Suite 850, Las Vegas, Nevada      89109
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            (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           --------------

================================================================================

         (Former name or former address, if changed since last report.)

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Item 5.        Other Events.

         On May 31, 2002, the Registrant caused the issuance and sale of $235,271,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2002-B (the "Certificates") pursuant to the Series 2002-B Pooling and Servicing Agreement, dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (September 2001 Edition) (the "Standard Terms"). The Certificates were issued in eleven Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                                                                         Initial Certificate
              Designation                          Pass-Through Rate                      Principal Balance
              -----------                          -----------------                      -----------------
              Class A-1                                   (1)                               $62,300,000
              Class A-2                                   (2)                               $50,200,000
              Class A-3                                   (3)                               $22,500,000
              Class A-4                                   (4)                               $31,806,000
              Class A-IO                                  (5)                                   (5)
              Class M-1                                   (6)                               $24,896,000
              Class M-2                                   (7)                               $17,428,000
              Class B-1                                   (8)                               $11,826,000
              Class B-2                                   (9)                               $14,315,000
              Class X                                    (10)                                   (10)
              Class R                                    (11)                                   (11)

(1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be the per annum rate equal to the lesser of
         (i) One-Month LIBOR, as determined (except for the initial Distribution
         Date) on the applicable Floating Rate Determination Date, plus 0.23% and (ii) the Adjusted Weighted Average Net Asset Rate. For the initial Distribution Date, the Pass-Through Rate for the Class A-1 Certificates will be 2.07% per annum, and the initial Interest Accrual Period for the Class A-1 Certificates will commence on the Closing Date and end on June 14, 2002.

(2) The Pass-Through Rate on the Class A-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 5.19% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

(3) The Pass-Through Rate on the Class A-3 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.06% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

(4) The Pass-Through Rate on the Class A-4 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.09% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

(5) The Class A-IO Certificates are interest only certificates that have no principal balance but are entitled to distributions of interest at a Pass-Through Rate for any Distribution Date equal to 6.00% per annum on the Class A-IO Notional Principal Balance.

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(6)      The Pass-Through Rate on the Class M-1 Certificates for any
         Distribution Date shall be equal to the lesser of (i) 7.62% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

(7) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.50% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

(8) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.50% per annum and (ii) the Adjusted Weighted Average Net Asset Rate.

(9) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 9.70% per annum and (ii) the Adjusted Weighted Average Net Asset Rate. If, on any Distribution Date, the Pass-Through Rate on the Class B-2 Certificates is equal to the Adjusted Weighted Average Net Asset Rate, the Class B-2 Certificates will be entitled to the Class B-2 Certificateholders' Interest Carryover Amount.

(10) The Class X Certificates shall have no Certificate Principal Balance and no Pass-Through Rate. The Class X Certificates will represent the right to receive, on each Distribution Date, the applicable Class X Strip Amount and any Class X Carryover Strip Amount.

(11) The Class R Certificates shall have no Certificate Principal Balance and no Pass-Through Rate, and shall represent the residual interest in each of the Pooling REMIC, the Intermediate REMIC and the Issuing REMIC. Following the division of the Class R Certificates into three separately transferable, certificated and fully registered certificates in accordance with Section 15(b) of the Pooling and Servicing Agreement, the Class R-1, Class R-2 and Class R-3 Certificates shall have no Certificate Principal Balances and no Pass-Through Rates and shall represent the residual interest in the Issuing REMIC, the Intermediate REMIC and the Pooling REMIC, respectively.

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2002-B (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with OMI Note Trust 2001-A ("Trust 2001-A") pursuant to a Sales Agreement, dated as of May 1, 2002, between the Registrant and Trust 2001-A. Elections will be made to treat certain assets owned by the Trust as two or more "real estate mortgage investment conduits" (the "REMICs") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in the upper tier REMIC; provided, however, that the Class B-2 Certificates will represent beneficial ownership of a "regular interest" and the right to receive the Class B-2 Certificateholders' Carryover Amount. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation ("CSFB") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and together with CSFB, the "Underwriters") pursuant to a Terms Agreement, dated as of May 20, 2002, among the Underwriters, Oakwood Acceptance Corporation, LLC, a Delaware limited liability company ("OAC") and the Registrant, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, February 2002. The Class B-2, Class X and Class R

                                        2

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Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         1.1 Terms Agreement, dated May 20, 2002, among the Registrant, Oakwood Acceptance Corporation, LLC and Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

         4.1 Copy of the Series 2002-B Pooling and Servicing Agreement, dated as of May 1, 2002, by and among the Registrant, Oakwood Acceptance Corporation, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee (related exhibits available upon request of the Trustee)

         8.1      Tax Opinion of Messrs. Hunton & Williams

         23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)

                            [SIGNATURE PAGE FOLLOWS]

                                        3

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 11, 2002                    OAKWOOD MORTGAGE INVESTORS, INC.


                                        By:       /s/  Dennis Hazelrigg
                                            ------------------------------------
                                        Name:  Dennis Hazelrigg
                                        Title: President

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                                INDEX TO EXHIBITS

                                                                                                  Page
                                                                                                  ----
1.1   Terms Agreement, dated May 20, 2002, among the Registrant, Oakwood
      Acceptance Corporation, LLC and Credit Suisse First Boston Corporation
      and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as
      Underwriters, relating to the Offered Certificates (related exhibits
      available upon request of the Registrant) .......................................   [Electronic Format]

4.1   Copy of the Series 2002-B Pooling and Servicing Agreement, dated as of
      May 1, 2002, by and among the Registrant, Oakwood Acceptance
      Corporation, LLC, as Servicer, and JPMorgan Chase Bank (related
      exhibits available upon request of the Trustee) .................................   [Electronic Format]


8.1   Tax Opinion of Messrs. Hunton & Williams ........................................   [Electronic Format]

23.1  Consent of Messrs. Hunton & Williams (included in Exhibit 8.1) ..................   [Electronic Format]
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